UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

            GEORGIA                      000-28000                      58-2213805
(State or Other Jurisdiction       (Commission File Number)           (IRS Employer
        of Incorporation)                                          Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
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          (Address of principal executive office)          (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

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         (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On August 19, 2005, PRG-Schultz (the "Company") issued a press release (the "Press Release") announcing that it has taken an initial step in implementing an expense restructuring plan, currently being developed. The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. When completed, the plan will involve a major restructuring of the Company's sales, general and administrative expenses and is scheduled for completion no later than early fourth quarter, with implementation to begin immediately thereafter. The initial step includes headcount reductions in the Company's Atlanta headquarters, elimination of independent contractor positions in Atlanta, cancellation of an airplane charter service, termination of retainer contracts with outside consultants, and elimination of certain perquisites for corporate executives. Annualized savings from this first step will be approximately $4.5 million, before charges, representing only a small portion of the total savings expected to be realized from the overall plan, once it is developed and fully implemented. These initial actions are expected to result in severance-related and other charges of approximately $1 million, to be accrued during the third quarter ended September 30, 2005. Implementation of the overall plan is expected to result in significant additional severance-related and other charges.

On August 17, 2005, the Company committed to this initial step as part of a broader expense restructuring plan that is being developed for approval by the Company's Board of Directors. The actions taken in the initial step (which will be completed by August 26, 2005) and the formulation of the broader plan result from the determination that the expense of the Company's overhead structure and processes is too high relative to the nature and size of the Company's business. The amount of the financial charge and future cash expenditures for the initial step in the expense restructuring plan is estimated to be $1 million.

The statements made by PRG-Schultz are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission, and in its subsequent filings with the SEC. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number             Description
         --------------------       -----------
              99.1*                 Press Release dated August 19, 2005


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         * This exhibit is filed, not furnished.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  August 23, 2005                  By:  /s/ Clinton McKellar
                                            -----------------------------------
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary


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                                  EXHIBIT INDEX



Exhibit Number             Description
--------------------       --------------
99.1*                      Press Release dated August 19, 2005



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* This exhibit is filed, not furnished.